UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 21, 2015

THERAVANCE BIOPHARMA, INC.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands (State or Other Jurisdiction of Incorporation)	001-36033 (Commission File Number)	EIN 98-1226628 (I.R.S. Employer Identification Number)

PO Box 309

Ugland House, South Church Street

George Town, Grand Cayman, Cayman Islands KY1-1104
(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On October 26, 2015, Theravance Biopharma, Inc. (“Theravance Biopharma” or the “Company”) entered into an Ordinary Share Purchase Agreement (the “Purchase Agreement”) with funds managed by Woodford Investment Management LLP (collectively, the “Funds”) for the registered direct offering of an aggregate of 3,859,649 ordinary shares of the Company, $0.00001 par value (the “Shares”), at a purchase price of $14.25 per Share.  The Shares will be issued pursuant to a prospectus supplement filed with the Securities and Exchange Commission on October 26, 2015, in connection with a takedown from the Company’s shelf registration statement on Form S-3 (File no. 333-205275), which became effective on July 16, 2015.  The closing of the transaction is expected to occur on or about October 29, 2015.

The Purchase Agreement contains various representations and warranties, conditions to closing, covenants and other provisions that are customary for a share purchase transaction of this nature.  The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement and as of specific dates specified therein, are solely for the benefit of the parties to the Purchase Agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties may be made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts.  The foregoing is a summary of the terms of the Purchase Agreement and is qualified in its entirety by reference to the Purchase Agreement, a copy of which has been filed as an exhibit to this Report and is incorporated herein by reference.

The gross offering proceeds are expected to be $55.0 million, before deducting the estimated offering expenses of approximately $2.6 million.

Item 2.02.  Results of Operations and Financial Condition.

With this Form 8-K, Theravance Biopharma announces preliminary results for the three months and nine months ended September 30, 2015.  The Company expects to report that revenue from product sales, which consists entirely of sales of VIBATIV®, for the three months and nine months ended September 30, 2015 were between $2.2 and $2.4 million and between $5.6 and $5.8 million, respectively.  The Company also expects to report that cash, cash equivalents and marketable securities totaled approximately $196.0 million at September 30, 2015.

The information in this Item 2.02 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act of 1934”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 21, 2015, Donal O’Connor was elected by the Company’s Board of Directors to serve as a Class II member of the Board of Directors. Mr. O’Connor will serve on the Audit Committee of the Board of Directors. Theravance Biopharma’s Board of Directors has determined that Mr. O’Connor is independent within the meaning of the independent director standards of the Securities and Exchange Commission and Nasdaq Stock Market, Inc.  In connection with his appointment to the Board of Directors, Mr. O’Connor will be entitled to receive cash and equity compensation as described in Theravance Biopharma’s definitive proxy statement filed with the Securities and Exchange Commission on March 17, 2015.

Item 7.01.    Regulation FD Disclosure.

The Company’s press release dated October 26, 2015 announcing the agreement to sell the Shares disclosed in Item 1.01 is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

* * *

Items 1.01 and 2.02 of this Form 8-K contains certain “forward-looking” statements as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans, objectives and future events. Theravance Biopharma intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements regarding the expected timing of the closing of the registered direct offering and the Company’s preliminary results for and as of the three and nine months ended September 30, 2015.  These statements are based on the current estimates and assumptions of the management of Theravance Biopharma as of the date of this Form 8-K and are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause the actual results of Theravance Biopharma to be materially different from those reflected in the forward-looking statements.  Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include factors relating to the closing of the registered direct offering and the finalization of financial and operating results for the three and nine months ended September 30, 2015 and the review of those results by our independent auditors and other risks described under the heading “Risk Factors” contained in Theravance Biopharma’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) on August 13, 2015. In addition to the risks described therein and in Theravance Biopharma’s other filings with the SEC, other unknown or unpredictable factors also could affect Theravance Biopharma’s results. No forward-looking statements can be guaranteed and actual results may differ materially from such statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Theravance Biopharma assumes no obligation to update its forward-looking statements on account of new information, future events or otherwise, except as required by law.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Maples and Calder.

10.1	Ordinary Share Purchase Agreement, dated as of October 26, 2015.

23.1	Consent of Maples and Calder (included in Exhibit 5.1).

99.1	Press release of Theravance Biopharma, Inc., dated October 26 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE BIOPHARMA, INC.

Date: October 26, 2015	/s/ Renee D. Gala
Renee D. Gala
Senior VP and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

5.1	Opinion of Maples and Calder.

10.1	Ordinary Share Purchase Agreement, dated as of October 26, 2015.

23.1	Consent of Maples and Calder (included in Exhibit 5.1).

99.1	Press release of Theravance Biopharma, Inc., dated October 26 2015.